Exhibit 99.1

The following unaudited pro forma consolidated financial statements reflect the sale of FrontLine, giving effect to the pro forma adjustments described in the accompanying notes. The unaudited pro forma consolidated financial statements have been prepared from, and should be read in conjunction with, the historical consolidated financial statements and notes thereto of Alloy, Inc., which are included in Alloy Inc.’s Annual Report on Form 10-K for the fiscal year ended January 31, 2010.

The unaudited pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred had the disposition been consummated at the dates indicated, nor is it necessarily indicative of the future operating results or financial position of Alloy, Inc.

The unaudited pro forma Consolidated Statements of Operations give effect to the disposition of FrontLine as if it had occurred at the beginning of the periods presented. The unaudited pro forma Consolidated Balance Sheet gives effect to the disposition of FrontLine as if it occurred on February 1, 2009.

ALLOY, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)

(Amounts in thousands, except per share amounts)

	January 31, 2010
	Alloy Reported *	FrontLine	Adjustments Note 1		Alloy Pro forma
ASSETS
Current assets:
Cash and cash equivalents	$26,178	$—	$32,850	(a)	$59,028
Accounts receivable, net of allowance for doubtful accounts	30,759	(3,995)	—		26,764
Unbilled accounts receivable	5,989	—	—		5,989
Inventory	3,478	—	—		3,478
Other current assets	5,710	(103)	—		5,607

Total current assets	72,114	(4,098)	32,850		100,866

Fixed assets, net	22,119	(2,765)	—		19,354
Goodwill	55,297	(10,212)	—		45,085
Intangible assets, net	6,951	(175)	—		6,776
Other assets	1,657	—	—		1,657

Total assets	$158,138	$(17,250)	$32,850		$173,738

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$11,036	$(150)	$—		$10,886
Deferred revenue	11,050	(745)	—		10,305
Accrued expenses and other current liabilities	26,858	(9,203)	1,108		18,763

Total current liabilities	48,944	(10,098)	1,108	(b)	39,954
Deferred tax liability	2,668	—	(175	)(c)	2,493
Other long-term liabilities	3,112	—	—		3,112

Total liabilities	54,724	(10,098)	933		45,559

Shareholders’ equity:
Common Stock, par value $0.01 per share: authorized 200,000 shares;	165	—	—		165
Additional paid-in capital	454,896	—	—		454,896
Accumulated deficit	(321,546)	—	24,765	(d)	(296,781)

	133,515	—	24,765		158,280
Less treasury stock, at cost	(30,101)	—	—		(30,101)

Total shareholders’ equity	103,414	—	24,765		128,179
Total liabilities and shareholders’ equity	$158,138	$(10,098)	$25,698		$173,738

*	As reported from the Company’s Form 10K for the year ended January 31, 2010

Note 1—The unaudited pro forma Consolidated Balance Sheet has been prepared to reflect the net proceeds from the sale of the operating assets of FrontLine for net cash proceeds of approximately $32.9 million. Pro forma adjustments are made to reflect:

(a)	The net proceeds from the sale of FrontLine.

(b)	The estimated accrued income tax due as result of the sale of FrontLine.

(c)	Reversal of a deferred tax liability recorded in conjunction with the original acquisition of FrontLine by Alloy, which occurred in April 2007. The deferred tax liability represents differences between Alloy’s book basis in FrontLine and its tax basis in FrontLine at January 31, 2010.

(d)	Net gain on sale, net of applicable taxes.

ALLOY, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)

(Amounts in thousands, except per share data)

	Fiscal Year Ended January 31, 2010
	Alloy		Alloy
	Reported *	FrontLine	Pro forma
Revenues:
Services revenue	$167,577	$21,375	$146,202
Product revenue	37,521	—	37,521

Total Revenue	205,098	21,375	183,723

Cost of Goods Sold:
Cost of goods sold - services	76,881	11,254	65,627
Cost of goods sold - product	10,541	—	10,541

Total costs of goods sold	87,422	11,254	76,168

Expenses:
Operating	86,897	5,693	81,204
General and administrative	20,872	—	20,872
Depreciation and amortization**	7,292	1,135	6,157
Special charges	4,994	—	4,994

Total expenses	120,055	6,828	113,227

Operating income (loss)	(2,379)	3,293	(5,672)

Interest expense	(16)	—	(16)
Interest income	31	—	31
Other items, net	(9)	—	(9)

Income (loss) before taxes	(2,373)	3,293	(5,666)
Income tax expense	(2,510)	(451)	(2,059)

Net income (loss)	$(4,883)	$2,842	$(7,725)

Net earnings (loss) per basic share	$(0.42)	$0.25	$(0.67)

Net earnings (loss) per diluted share	$(0.42)	$0.25	$(0.67)

*	As reported from the Company’s Form 10K for the year ended January 31, 2010
**	Includes amortization of intangibles of $2,867 for the year ended January 31, 2010.

Note 1—The above Consolidated Statement of Operations gives effect to the following pro forma adjustments necessary to reflect the sale of the operating assets of FrontLine as outlined in Note 1 of the pro forma Consolidated Balance Sheet.

The pro forma unaudited Consolidated Statements of Operations eliminate the results of operations of FrontLine for the fiscal year ended January 31, 2010.

A non recurring net gain of $24.8 million has not been included in the pro forma Consolidated Statements of Operations.

ALLOY, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)

(Amounts in thousands, except per share data)

	Fiscal Year Ended January 31, 2009
	Alloy		Alloy
	Reported *	FrontLine	Pro forma
Revenues:
Services revenue	$176,350	$17,090	$159,260
Product revenue	40,576	—	40,576

Total Revenue	216,926	17,090	199,836

Cost of Goods Sold:
Cost of goods sold - services	84,192	9,713	74,479
Cost of goods sold - product	11,469	—	11,469

Total costs of goods sold	95,661	9,713	85,948

Expenses:
Operating	90,318	4,586	85,732
General and administrative	19,254	—	19,254
Depreciation and amortization**	6,429	1,073	5,356
Special charges	288	—	288

Total expenses	116,289	5,659	110,630

Gain on sale of operating assets	5,800	—	5,800

Operating income	10,776	1,718	9,058

Interest expense	(156)	—	(156)
Interest income	317	—	317
Other items, net	(18)	—	(18)

Income before taxes	10,919	1,718	9,201
Income tax expense	(484)	(76)	(408)

Net income	$10,435	$1,642	$8,793

Net earnings per basic share	$0.78	$0.12	$0.66

Net earnings per diluted share	$0.78	$0.12	$0.66

*	As reported from the Company’s Form 10K for the year ended January 31, 2009
**	Includes amortization of intangibles of $2,073 for the year ended January 31, 2009.

Note 1—The above Consolidated Statement of Operations gives effect to the following pro forma adjustments necessary to reflect the sale of the operating assets of FrontLine as outlined in Note 1 of the pro forma Consolidated Balance Sheet.

The pro forma unaudited Consolidated Statements of Operations eliminate the results of operations of FrontLine for the fiscal year ended January 31, 2009.

A non recurring net gain of $24.8 million has not been included in the pro forma Consolidated Statements of Operations.

ALLOY, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)

(Amounts in thousands, except per share data)

	Fiscal Year Ended January 31, 2008
	Alloy Reported *	FrontLine	Alloy Pro forma
Revenues:
Services revenue	$159,129	$11,127	$148,002
Product revenue	39,967	—	39,967

Total Revenue	199,096	11,127	187,969

Cost of Goods Sold:
Cost of goods sold - services	84,268	6,348	77,920
Cost of goods sold - product	11,679	—	11,679

Total costs of goods sold	95,947	6,348	89,599

Expenses:
Operating	78,609	3,074	75,535
General and administrative	17,897	1	17,896
Depreciation and amortization**	5,080	777	4,303
Special charges	71,628	—	71,628

Total expenses	173,214	3,852	169,362

Gain on sale of operating assets	—	—	—

Operating income (loss)	(70,065)	927	(70,992)

Interest expense	(154)	—	(154)
Interest income	1,122	—	1,122
Other items, net	(494)	—	(494)

Income (loss) before taxes	(69,591)	927	(70,518)
Income tax expense	(481)	(59)	(422)

Income (loss) before extraordinary gain	(70,072)	868	(70,940)
Extraordinary gain (net of tax)	5,680	—	5,680
Net income (loss)	$(64,392)	$868	$(70,940)

Net earnings (loss) per basic share:
Income (loss) before extraordinary item	$(5.24)	$0.06	$(5.30)

Extraordinary gain	$0.43	$—	$0.43

Net earnings (loss) per basic share	$(4.82)	$0.06	$(4.88)

Net earnings (loss) per diluted share:
Income (loss) before extraordinary item	$(5.24)	$0.06	$(5.30)

Extraordinary gain	$0.43	$—	$0.43

Net earnings (loss) per diluted share	$(4.82)	$0.06	$(4.88)

*	As reported from the Company’s Form 10K for the year ended January 31, 2008
**	Includes amortization of intangibles of $1,739 for the year ended January 31, 2008.

Note 1—The above Consolidated Statement of Operations gives effect to the following pro forma adjustments necessary to reflect the sale of the operating assets of FrontLine as outlined in Note 1 of the pro forma Consolidated Balance Sheet.

The pro forma unaudited Consolidated Statements of Operations eliminate the results of operations of FrontLine for the fiscal year ended January 31, 2008.

A non recurring net gain of $24.8 million has not been included in the pro forma Consolidated Statements of Operations.